                               POWER OF ATTORNEY



          I Tobin Armstrong, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.


                              /s/  TOBIN ARMSTRONG
                                   Tobin Armstrong

                               POWER OF ATTORNEY



          I Jack S. Blanton, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.



                              /s/ JACK S. BLANTON
                                  Jack S. Blanton

                               POWER OF ATTORNEY



          I W. M. Brumley, Jr., in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.



                             /s/ W. M. BRUMLEY, JR.
                                 W. M. Brumley, Jr.

                               POWER OF ATTORNEY



          I John B. Carter, Jr., in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.



                            /s/ JOHN B. CARTER, JR.
                                John B. Carter, Jr.

                               POWER OF ATTORNEY



          I William L. Fisher, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.



                             /s/ WILLIAM L. FISHER
                                 William L. Fisher

                               POWER OF ATTORNEY



          I William E. Gipson, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.



                             /s/ WILLIAM E. GIPSON
                                 William E. Gipson

                               POWER OF ATTORNEY



          I Gerrit W. Gong, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.



                               /s/ GERRIT W. GONG
                                   Gerrit W. Gong

                               POWER OF ATTORNEY



          I J. Stuart Hunt, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.



                               /s/ J. STUART HUNT
                                   J. Stuart Hunt

                               POWER OF ATTORNEY



          I Frederick A. Klingenstein, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.



                         /s/ FREDERICK A. KLINGENSTEIN
                             Frederick A. Klingenstein

                               POWER OF ATTORNEY



          I Nicholas R. Petry, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.



                             /s/ NICHOLAS R. PETRY
                                 Nicholas R. Petry

                               POWER OF ATTORNEY



          I Jack A. Vickers, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 23rd day of January, 1996.



                              /s/ JACK A. VICKERS
                                  Jack A. Vickers